United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2010

Clarus Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24277 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

One Landmark Square, 22nd Floor, Stamford Connecticut (Address of principal executive offices)	06901 (Zip Code)

Registrant’s telephone number, including area code:  (203) 428-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 10, 2010, Clarus Corporation (“Clarus” or the “Company”) issued an earnings press release announcing financial results for the three months ended March 31, 2010. A copy of the earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On May 10, 2010, Clarus issued a press release announcing that it had entered into agreements and plans of merger dated as of May 7, 2010, to acquire each of Black Diamond Equipment, Ltd. and Gregory Mountain Products, Inc. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Clarus will broadcast a listen-only conference call on Monday, May 10, 2010 at 8:30 a.m. EDT discussing the transactions.  To access the conference call, please dial toll-free (877) 407-0789 or (201) 689-8562 (international).  To listen to a telephonic replay of the conference call, dial toll-free (877) 660-6853 or (201) 612-7415 (international) and enter account number 3055 and conference ID number 350569.  The replay will be available beginning at 11:30 a.m. EDT on Monday, May 10, 2010 and will last through 11:59 PM EDT on Monday, May 24, 2010.  A copy of the transcript that will be used during the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Except for Exhibit 99.2 attached hereto, the information in this Item 7.01 and Exhibit 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following Exhibits are filed herewith as a part of this report:

Exhibit	Description

99.1	Press Release of the Company dated May 10, 2010 (furnished only).

99.2	Press Release of the Company dated May 10, 2010.

99.3	Transcript of the Company’s May 10, 2010 Conference Call (furnished only).

Forward-looking Statements

This Report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Clarus may use words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions to identify forward-looking statements.  These forward-looking statements involve a number of risks, uncertainties and assumptions which are difficult to predict. Clarus cautions you that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of Clarus’ proposed acquisitions of Black Diamond and Gregory, including future financial and operating results that may be realized from the acquisitions; (ii) statements of plans, objectives and expectations of Clarus or its management or Board of Directors, including the expected timing of completion of the mergers; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements and other statements that are not historical facts.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to: (i) the risk that a condition to closing of the mergers may not be satisfied and the transactions will not be consummated; (ii) the risk that Clarus could be required to pay material termination fees if the mergers are not consummated; (iii)  the risk that the businesses will not be integrated successfully; (iv) the risk that the expected financial or operating results may not be fully realized as expected; (v) material differences in the actual financial results of the mergers compared with expectations, including the impact of the mergers on Clarus’ future earnings per share; (vi) disruption from the mergers; (vii) economic conditions and the impact they may have on Black Diamond and Gregory and their respective customers or demand for products; (viii) our ability to implement our acquisition growth strategy or obtain financing  to support such strategy; (ix) the loss of any member of our senior management or certain other key executives; and (x) our ability to utilize our net operating loss carry forward.  Additional factors that could cause Clarus’ results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of Clarus’ filings with the Securities and Exchange Commission, including its latest annual report on Form 10-K and most recently filed Forms 8-K and 10-Q, which may be obtained at our web site at www.claruscorp.com or the Securities and Exchange Commission’s web site at www.sec.gov.  All forward-looking statements included in this Report are based upon information available to Clarus as of the date of the Report, and speak only as the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2010

CLARUS CORPORATION

By: /s/ Philip A. Baratelli
Name: Philip A. Baratelli
Title:   Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of the Company dated May 10, 2010 (furnished only).

99.2	Press Release of the Company dated May 10, 2010.

99.3	Transcript of the Company’s May 10, 2010 Conference Call (furnished only).